Exhibit 10.9

SIF Project No. 812-815774

STRATEGIC INNOVATION FUND

AMENDMENT AGREEMENT NO. 2

This Amendment Agreement made

Between:

HIS MAJESTY THE KING IN RIGHT OF CANADA

(“His Majesty”),

as represented by the Minister of Industry

(the “Minister”)

And:

Variation Biotechnologies Inc., a corporation duly incorporated under the laws of Canada, having its head office located at 310 Hunt Club Road Suite 201, Ottawa, Ontario K1V 1C1.

(the “Recipient”).

And:

VBI Vaccines Inc., a corporation duly incorporated under the laws of British Columbia having its head office located at 222 Third Street, Suite 2241 Cambridge, Massachusetts 02142 and an office located at 310 Hunt Club Road Suite 201, Ottawa, Ontario K1V 1C1.

(the “Guarantor”)

Each a “Party” to this Amendment Agreement and collectively referred to as the “Parties”.

SIF Project No. 812-815774

Amendment No. 2

RECITALS

WHEREAS

A-	The Minister, the Recipient and the Guarantor entered into a contribution agreement dated September 16, 2020 under the Strategic Innovation Fund for which was subsequently amended on March 28, 2022. The contribution agreement and the amendment agreements are collectively referred to as the “Contribution Agreement”;

B-	The Minister, the Recipient and the Guarantor have agreed to amend, inter alia, the project completion date and the statement of work under the terms of the Contribution Agreement.

NOW THEREFORE in consideration of their respective obligations set out below, the Parties hereto acknowledge and agree as follows:

Interpretation

1.	All capitalized terms not otherwise defined herein have the same meaning ascribed to them in the Contribution Agreement.

Execution

2.	This Amendment Agreement must be signed by the Parties and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which it shall be null and void.

Amendment

3.	Section 2 – Interpretation, sub-section 2.1 Definitions – shall be amended by deleting the definition of “Project Completion Date” in section 2.1. Definitions, and replacing it with the following:

““Project Completion Date” means March 31, 2027.”

4.	Schedule 1 – The Statement of Work (SOW) of the Contribution Agreement, section 2 (Activities), Forms A(Master Schedule), B(Milestones), C1 (Eligible Cost Breakdown), C2 (Estimated Cost Breakdown by Fiscal Year) and D (Project Locations) are hereby deleted in their entirety and replaced with the new section 2 Activities, and Forms A, B, C1, C2 and D attached hereto as Annex A.

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SIF Project No. 812-815774

Amendment No. 2

General

5.	Each of the Parties shall, at the request of the other Party to this Amendment Agreement, execute such documents and do such acts as may be reasonably required to carry out the terms of this Amendment Agreement.

6.	This Amendment Agreement may be executed in as many counterparts as are necessary, and when executed by all Parties hereto, such counterparts shall constitute one agreement.

7.	Except as amended by this Amendment Agreement, all of the provisions of the Contribution Agreement shall continue in full force and effect until such time as the Contribution Agreement is terminated.

8.	The Contribution Agreement and this Amendment Agreement will henceforth be read together and will have the effect as if all the provisions of such agreements were contained in one instrument.

9.	No modification, supplement or amendment to this Amendment Agreement shall be binding unless executed in writing by all of the Parties hereto.

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SIF Project No. 812-815774

Amendment No. 2

IN WITNESS WHEREOF the Parties hereto have executed this Amendment Agreement through duly authorized representatives.

HIS MAJESTY THE KING IN RIGHT OF CANADA as represented by the Minister of Industry

Per:	/s/ Sean Letourneau	Date:	March 27, 2024
Name:	Sean Letourneau
Title:	Director
Life science, COVID and Biomanufacturing

Variation Biotechnologies Inc.

Per:	/s/ Adam Buckley	Date:	March 28, 2024
Name:	Adam Buckley
Title:	Senior Vice President, Business Development

I have authority to bind the Corporation.

VBI Vaccines Inc.

Per:	/s/ Jeff Baxter	Date:	March 28, 2024
Name:	Jeff Baxter
Title:	Chief Executive Officer

I have authority to bind the Corporation.

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SIF Project No. 812-815774

Amendment No. 2

Attachment: Annex A

Annex A

Revised Statement of Work

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FORM A – Master Schedule (Gantt Chart)

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FORM B – MILESTONES

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FORM C1 – PROJECT COSTS BREAKDOWN

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FORM C2 – ESTIMATED COST BREAKDOWN BY FISCAL YEAR

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FORM D – PROJECT LOCATION AND COSTS

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